CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.14




                     DISTRIBUTORSHIP ARRANGEMENTS AGREEMENT



     This Distributorship Arrangements Agreement (the "Agreement") is entered into this 2nd day of May, 1997, by and between Gen-Probe Incorporated, a Delaware corporation, with its principal place of business located at 9880 Campus Point Drive, San Diego, California 92121, USA ("GEN-PROBE"), and bioMerieux S.A., a French corporation, having its principal place of business located at Chemin de l'Orme, 69280 Marcy L'Etoile, France ("BIOMERIEUX").

RECITALS

     A. BIOMERIEUX and GEN-PROBE have entered into a Distribution Agreement of even date herewith, pursuant to which BIOMERIEUX has agreed to act as exclusive distributor for the sale of certain GEN-PROBE products in certain specified countries.

     B. To permit BIOMERIEUX to assume responsibilities as exclusive distributor for GEN-PROBE, GEN-PROBE will undertake negotiations to terminate its existing distribution agreements relating to such countries in an orderly fashion consistent with all legal obligations toward existing distributors; and

     C. BIOMERIEUX will assist GEN-PROBE in connection with such negotiated arrangements, by providing a Termination Allocation on a country by country basis as provided hereafter.

AGREEMENT

     Now, therefore, the parties hereto agree as follows:

          1.        Definitions. For the purposes of this Agreement, the terms set forth below shall have the following meanings. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Distribution Agreement.

               1.1 "Phase I Countries" shall mean France, Italy, Malta, Germany, Spain, Portugal, Austria, Switzerland, Liechtenstein, United Kingdom, Australia, Ireland, Netherlands, Belgium and Luxembourg.

               1.2 "Phase II Countries" shall mean South Korea, New Zealand, Greece, Singapore and Iceland.

               1.3 "Phase III Countries" shall mean any countries not listed as Phase I Countries or Phase II Countries, but excluding the (i) United
States, Canada and Japan and (ii)
the Peoples Republic of China, Hong Kong, Taiwan, Philippines, Malaysia, Indonesia, Singapore and Thailand. It is recognized that the parties may in the future consider the possible inclusion of one or more of the countries listed in sub-clause (ii) of the preceding sentence within the Phase III Countries, provided that any such inclusion shall require a written amendment of this Agreement and, provided further, that neither party shall be under any obligation whatsoever to agree to any such inclusion or to execute any such amendment. If GEN-PROBE elects to appoint an exclusive distributor other than Chugai Pharmaceuticals or an Affiliate of Chugai Pharmaceuticals in any of the countries listed in sub-clause (ii) of the next preceding sentence, GEN-PROBE shall give BIOMERIEUX priority consideration for such appointment.

          1.4 "Termination Allocation" shall mean (i) for each Phase I Country and on a country-by-country basis, up to the maximum amount of [***] which BIOMERIEUX will pay to GEN-PROBE in respect of payments made by GEN-PROBE (other than the amounts described in Section 2.1(b) below) to terminate GEN-PROBE's present distributors, as calculated in accordance with Exhibit A hereto, and
(ii) for Phase II Countries and Phase III Countries, the aggregate amount of [***] to be paid in respect of the termination of existing distributors in such other countries as the parties shall mutually agree. The total of the foregoing sums is hereinafter referred to a the "Termination Amount".

          1.5 "Territory" shall mean such of the Phase I Countries, Phase II Countries and Phase III Countries in which all existing distribution agreements with third parties relating to the distribution of GEN-PROBE's Products in such countries as have been designated by GEN-PROBE on Exhibit A have been terminated by mutual agreement of GEN-PROBE and such third parties in such manner as to permit BIOMERIEUX to undertake its responsibilities hereunder, it being agreed that (i) no such country shall be deemed to be included within the Territory unless and until all the designated distribution agreements for said country have been so terminated, (ii) no country identified as a Phase II Country shall be deemed to be included in the Territory unless and until all of the Phase I Countries have become part of the Territory (except that the foregoing requirement may be waived by BIOMERIEUX in its sole discretion in respect of any of the Phase I Countries (although any such waiver shall not affect GEN-PROBE's obligation to effect such terminations)), and (iii) no country identified as a Phase III Country shall be deemed to be included in the Territory unless so designated by mutual written agreement of the parties hereto.

     2.   Termination of Existing Arrangements.

          2.1  Third Party Distributors.

               (a) Attached hereto as Exhibit B is a list of all third party distributors currently distributing GEN-PROBE's Products within the Phase I Countries, the Phase II Countries and the Phase III Countries as of the date hereof ("Existing Distributors"). GEN-PROBE agrees to use all reasonable efforts to terminate its distribution agreements in Phase I Countries with each of said distributors as promptly as possible, it being agreed that such efforts shall be an ongoing requirement during a reasonable period until success is achieved in each

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

such country but shall not be deemed to require aggregate payments by GEN-PROBE to any such third parties in any country of total amounts in excess of the Termination Allocation for such country, increased by the excess, if any, of the amount, if any, by which the Termination Allocation for Phase I Countries as to which all the designated distribution agreements have been previously terminated by GEN-PROBE exceeded the amount actually paid to the terminated distributors therein. With respect to each of the Phase I Countries, the Termination Allocation (adjusted as aforesaid) shall be paid by BIOMERIEUX to GEN-PROBE within five days of certification by GEN-PROBE that one or more agreements have been reached for the termination of all the distribution agreements with respect to such country or (in the case of the Benelux countries, the Benelux region to be considered as a unit), subject only to the payment of termination amounts to the Existing Distributor(s) not exceeding the amounts described above. The Termination Allocation for the Phase II Countries and the Phase III Countries shall be paid as the parties mutually agree.

               (b) It is understood and agreed that GEN-PROBE may seek to repurchase the inventory of systems and reagents and the installed base of systems from each terminated distributor. GEN-PROBE undertakes to use reasonable efforts to reacquire the inventory of systems and reagents and the installed base of systems from each terminated distributor on the terms and conditions set forth in Exhibit C. To the extent GEN-PROBE is able to effect such repurchases in accordance with Exhibit C, BIOMERIEUX shall be obligated, upon completion of an appropriate audit, to purchase such inventory and systems at a price equal to the amount so paid by GEN-PROBE to the applicable terminated distributor for the relevant items. In each case, GEN-PROBE and BIOMERIEUX shall cooperate with each other in any reasonable arrangements designed to minimize any sales, use, value added and other taxes applicable to such transactions, including, by way of example, through the assignment by GEN-PROBE to BIOMERIEUX of its right to purchase such inventory. GEN-PROBE shall use best efforts to procure the transfer to BIOMERIEUX of any and all product registrations obtained by the prior distributors.

          2.2 Transfer of French Assets and Operations. Notwithstanding anything to the contrary in Section 2.1, GEN-PROBE's existing arrangements in France shall be terminated and operations transferred to BIOMERIEUX as provided in Exhibit D hereto, which shall constitute an integral part of this Agreement.

          2.3 GEN-PROBE's Obligation of Good Faith Compliance. All termination negotiations by GEN-PROBE with Existing Distributors throughout the Territory shall be carried out by GEN-PROBE in good faith consistent with applicable legal requirements. BIOMERIEUX will not be called on to participate in any such negotiations or to pay any of the costs thereof except as otherwise provided herein.

     3.   Termination of Exclusivity.

     In the event that BIOMERIEUX fails to achieve the Minimum Purchase Commitment for any Performance Period and GEN-PROBE, pursuant to Section 3.3 of the

Distribution Agreement, terminates the exclusivity of the distribution rights granted pursuant to Section 2.1 thereof, GEN-PROBE shall no longer be required, from and after the effective date of exercise of such right, to terminate any remaining distribution agreements of Existing Distributors hereunder.

     4.   Termination of Distribution Agreement.

     This Agreement shall remain in effect until the expiration of the Distribution Agreement. If GEN-PROBE shall terminate the Distribution Agreement in accordance with the provisions thereof, GEN-PROBE shall have the right to terminate this Agreement at the time of such termination. In addition, either party may terminate this Agreement on written notice given to the other party prior to the scheduled expiration of the Term in the event of a material breach of any of the terms hereof or of the Distribution Agreement (including any payment terms) by the other party not cured within sixty (60) days (thirty (30) days for an obligation to pay monies unless the same is contested in good faith, in which case, to avert default, the paying party may deposit the disputed amount with a third-party escrow agent pending resolution of such dispute and interest shall be payable on all disputed amounts determined to be payable at an annual rate of two percentage points above the prime rate from time to time quoted by Bank of America at its principal office in San Francisco, California, with changes in such prime rate to be effective as of the date of such change) from and after written notice of such breach is given by the terminating party. Termination of this Agreement shall not release either party from any liability or obligation arising prior to the date of such expiration or termination.

     5.   Application of Provisions.

     The provisions set forth in Section 10 (Confidential Information), Section 12 (Relationship of the Parties), Section 14 (Termination) (other than Section 14.4), Section 15 (Indemnification), Section 17 (Notices) and Section 19 (Miscellaneous) (other than Section 19.5) of the Distribution Agreement shall apply, mutatis mutandis to this Agreement as if set forth here in full and the "Agreement" as referred to in such Sections shall be deemed for these purposes to be this Agreement.

AGREED TO AND ACCEPTED BY

GEN-PROBE INCORPORATED                       BIOMERIEUX, S.A.



By: /s/ Daniel L. Kacian                     By: /s/ Philippe A. Archinard
   ----------------------------------           -----------------------------
   Name:   Daniel L. Kacian                     Name:   Philippe A. Archinard
   Title:  Senior Vice President and            Title:  Authorized Signatory
           Chief Scientific Officer

                         EXHIBIT A

                    Termination Allocation
                    ----------------------

     1. Based upon sales information provided by GEN-PROBE, the parties have estimated that the Termination Allocation for each Phase I Country shall be as set forth below. The parties shall reasonably consult with each other as to the adequacy of such estimated allocations based upon actual negotiations with the terminated distributors.

Australia                      [***]
Germany                        [***]
Ireland                        [***]
Italy/Malta                    [***]
Austria                        [***]
United Kingdom                 [***]
Spain/Portugal                 [***]
Switzerland/Liechtenstein      [***]
Benelux                        [***]
                              --------
                               [***]
                              ========


     2. In addition, BIOMERIEUX shall reimburse GEN-PROBE for up to [***] of termination payments made to expedite the termination of Existing Distributors in Phase II Countries and Phase III Countries, subject to mutual agreement of the parties with respect to such payments. GEN-PROBE shall reasonably consult with BIOMERIEUX concerning such terminations in the Phase II Countries so as to afford BIOMERIEUX a reasonable opportunity to commence distribution operations in such countries.

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                         EXHIBIT B

                    List of Existing Distributors

GEN-PROBE                  International Distributors


------------------------------------------------------------------------------------------------------------------------
                                              GEN-PROBE EUROPEAN PERSONNEL
------------------------------------------------------------------------------------------------------------------------
Filip Rosseel                                          Marc Dubucq, Ph.D.
European Region Sales &       Ofc & Mobile             European Region Sales &       Office Phone: 32-10-659896
Marketing Manager             Phone: 39-335-281895     Marketing Manager             Fax:      32-10-659710
Piazza Baronino 10            Fax:   39-142-454671     7, rue des pres               Mobile:   32-75-473587
15033 Casale Monferrato  (AL) Private                  B-1435 CORBAIS                Private:  32-10-650979
ITALY                         Phone: 39-142-454505     BELGIUM                       E-mail:   @ Compuserve 100306,3005

Southern European Sales & Support Territory:           Northern European Sales & Support Territory:
     Austria, Italy, Spain, Switzerland, Greece,            Germany, Netherlands, United Kingdom,
     South Africa and Israel                                Denmark, Finland, Norway and Sweden
Technical Support (Only) Territory: France
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    GEN-PROBE FRANCE
------------------------------------------------------------------------------------------------------------------------
Vecteur Sud  011-33-1-45-75-424                        Martine Roux, Director of Sales/Marketing
70-86 Avenue de la Republique                          Sophie Grillere, Sales Manager
92325 Chatillon Cedex                                  Christophe Desbuquoy, Sales Engineer
FRANCE                                                 Angela Ribeiro, Sales Engineer
Phone:  33-1-41 17 48 98                               Annie Malpart, Commercial Assistant
Fax:    33-1-41 17 48 90                               Olivier Lafrique, Warehouseman

-------------------------------------------------------------------------------------------------------------------------
                  COMPANY                                                 CONTACT(S)/TERRITORY NOTES
-------------------------------------------------------------------------------------------------------------------------
BI-MED LTD
148 Beauvale Park                                      Peter JF. Donohoe, Sales Manager
Beaumont, Dublin 5
IRELAND
Phone/Fax: 353-1-8314762
-------------------------------------------------------------------------------------------------------------------------
BIO MEDIQ DPC PTY LTD.                                                                               CUSTOMER # 0090760000
-------------------------------------------------------------------------------------------------------------------------
P.O. Box 106                                           Kevin Walsh, President
Doncaster, Victoria 3108                               John Sabatino, Nat'l Product & Development Mgr.
Australia                                              Actual Location: 1 Williamsons Rd., Doncaster, Victoria 3108
Phone:  61-39-840-1800
Fax:    61-39-840-2767
-------------------------------------------------------------------------------------------------------------------------
BUHLMANN LABORATORIES AG                                                                            CUSTOMER # 0090690000
-------------------------------------------------------------------------------------------------------------------------
Postfach                                               Dr. Roland P. Buhlmann, President
CH-4123 ALLSCHWIL 1                                    Regis Vuillemin, Vice-President
Switzerland
Phone:  41-61-4812828
Fax:    41-61-4812868
-------------------------------------------------------------------------------------------------------------------------
CHOONGWAE PHARMA CORPORATION                                                                        CUSTOMER # 0090930000
-------------------------------------------------------------------------------------------------------------------------
698 Shindaebang-Dong                                   Chang-Ryul, Chu, General Manager
Dongjak-ku, Seoul 158-757                              In-Je Hwang, Supervisor, Science & Information
Republic of Korea                                           Sect, Diagnostics Reagents Department
Phone:  82-2-840-6632
Fax:    82-2-843-7697
-------------------------------------------------------------------------------------------------------------------------
CHUGAI PHARMACEUTICAL CO., LTD.                                                                     CUSTOMER # 0090480000
-------------------------------------------------------------------------------------------------------------------------
21-1, Nishi-shinjuku 1-chome                           Jiro Hada, General Manager, Diagnostics Division
Shinjuku-ku Tokyo, 160, Japan                          Kiyoshige Wakabayashi, Ph.D., Deputy General Mgr.,
Phone:  81-3-3348-7950                                      Diagnostics Division
Fax:    81-3-3348-8033 (Diagnostics Division)          Toshinobu Ishibashi, Mgr., Product Dev't, Diag. Division
-------------------------------------------------------------------------------------------------------------------------
CPEI (CENTRAL DE PRODUCTOS ENZIMILICOS E IMUNOLOGICOS LTD.)                                          CUSTOMER # 009120000
-------------------------------------------------------------------------------------------------------------------------
Run Martinico Prodo                                    Morton Scheinberg, M.D.Ph.D.F.A.C.P.
??-12? ???? cj 125
01224-010 - Vila Buarque - Sao Paulo BRAZIL
Phone:  55-11-220-1811
Fax:    55-11-223-9972

[GEN-PROBE LOGO]             INTERNATIONAL DISTRIBUTORS


------------------------------------------------------------------------------------------------------------------------------------
                         COMPANY                                                        CONTACT(S)/TERRITORY NOTES
------------------------------------------------------------------------------------------------------------------------------------
DIAGNOSTIC BIOTECHNOLOGY CO., LTD.                                                                            CUSTOMER #: 0091060000
------------------------------------------------------------------------------------------------------------------------------------
Biopex Building, 749/12 Soi Wat-Channai                               Vitoon Vonghangool, Executive Director
Off Soi Pradoo, Sathupradit Road                                             Direct Line: 662-5123904
Bankphongphang, Yannawa                                               Mr. Suwan Ponsunk
Bangkok, 10120 Thailand                                               Mr. Meesak Pitanchote
Phone: 662-284-0309
Fax: 662-295-3632
------------------------------------------------------------------------------------------------------------------------------------
DIAGNOSTIC GRIFOLS, S.A.                                                                                      CUSTOMER #: 0090440000
------------------------------------------------------------------------------------------------------------------------------------
Ctrs. Nacional                                                        Oriol Dunach, President, Diagnostics
Km. 21 - Pol. Sector Autopista                                        Agustin Diaz-Prieto, Laboratory Division Manager
08150 Parets del Valles                                               Carlos Restrepo, Product Manager, Laboratory Division
Barcelona, Spain
Phone: 34-3-5710200                                                   Spain & Portugal
Fax: 34-3-5731132
------------------------------------------------------------------------------------------------------------------------------------
DPC NEDERLAND                                                                                                 CUSTOMER #: 0090680000
------------------------------------------------------------------------------------------------------------------------------------
Van Golsteinlaan 26                                                   Nico Arnold, President
NL-7339 GT Apeldoorn-Ugchelen                                         Dr. Hans IJpelaar, Product Manager
The Netherlands                                                                Phone: 31-76593-3442, Fax: 31-76593-4066
Phone: 31-555-413355                                                  DPC Belgium, Kerstraat 224
Fax: 31-555-426279                                                    B-1851 Humbeek, Belgium
                                                                      Phone: 32-2-2700030, Fax: 32-2-2700737
------------------------------------------------------------------------------------------------------------------------------------
DICIPA (DISTRIBUTED CIENTIFICO PALLACH, S.A. DE C.V.)                                                         CUSTOMER #: 0091160000
------------------------------------------------------------------------------------------------------------------------------------
Av. Nuevo Leon 125F 06140                                             Francisco Ernesto Pallach, National Sales Manager
Mexico, D.F.                                                          Alejandra Posadas L. Especialista Linea Gen-Probe
Phone: 525-211-0402
       525-286-7285
Fax:   525-286-6053
------------------------------------------------------------------------------------------------------------------------------------
DPC BIERMANN GmbH                                                                                             CUSTOMER #: 0090640000
------------------------------------------------------------------------------------------------------------------------------------
Hohestrasse, 4-6          PLEASE NOTE DIFFERENT                       Dr. Willi Tillmann, Managing Director
D-61231 Bad Nauheim       ZIP CODE FOR P.O. BOX                                 (Fax: 49-6032-809444)
Germany                   ADDRESS:                                    Hermann Steppich, Group Product Manager, DNA
Phone: 49-6032-994-00     P.O. Box 1206                               Dr. Peter Zwerenz, Product Manager
Fax:   49-6032-994-200    D-61212 Bad Nauheim                                   (Phone: 49-6032-809419)
                          Germany                                     Ralf Dostatni, Product Manager
------------------------------------------------------------------------------------------------------------------------------------
DPC SKAFTE AB                                                                                                 CUSTOMER #: 0090730000
------------------------------------------------------------------------------------------------------------------------------------
Kaerragatan 8,                                                        Harald Skafte, President
S-431 53 Molndal, Sweden                                              Kerstin Andersson, Product Manager,
Phone: 46-31-275195                                                           Phone/Fax: 46-18-403445
Fax:   46-31-871844
------------------------------------------------------------------------------------------------------------------------------------
EPIGNOST Ges.m.b.H.                                                                                           CUSTOMER #: 0090660000
------------------------------------------------------------------------------------------------------------------------------------
Bannerstrasse, 10                                                     Rudolph Hellmayr, Sales Dir. (phone 011-43-732-84236,
A-4020 Linz                                                           fax 011-43-732-84295, Linz apt. 011-43-732-235-2883,
Austria                                                               home 011-43-1-804-2905)
Phone: 43-732-8008131                                                 Mr. Jorg Mayrhofer, President (011-43-732-278401-2004)
       43-732-84236                                                   Mr. Haas (011-43-732-278401/243)
Fax:   43-732-81431-15                                                Sylvia Hauseder, Sales/Product Manager
------------------------------------------------------------------------------------------------------------------------------------
EUROGENETICS UK LTD                                                                                             CUSTOMER #0090500000
------------------------------------------------------------------------------------------------------------------------------------
Unit S. Kingsway Business Pk       Eurogenetics NV                    Bruce Morris, Director
Oldfield Road, Hampton             Industrie Park 24                  James Lee, Product Manager (44-113-230-7282)
Middlesex TW 12 2HD                Industrie zone West                Tina Humm, Marketing Assistant
Great Britain                      B-3980 Tessenderloo, Belgium       Dr. Freddy Lecock (Tech. Support) Located in Belgium
Phone: 44-181-296-8800             Phone: 32-13-668830
Fax:   44-181-296-9039             Fax:   32-13-672494
------------------------------------------------------------------------------------------------------------------------------------


[LOGO] Gen-Probe             International Distributors

====================================================================================================
COMPANY                                                 CONTACT(S)/TERRITORY NOTES
====================================================================================================
EZRA BROTHERS                                                                 Customer #: 0091180000
----------------------------------------------------------------------------------------------------
4. Mustafa Bldg, Sir P.M. Road, P.O. Box 633     Jagadish Shah, Marketing Manager
Bombay 400 001, INDIA                            K. Narayan, Technical Advisor
Phone: 91-22-2660975
Fax:   91-22-2665407 or 3738830
====================================================================================================
FIRST MONITOR (UK) LIMITED                                                    Customer #: 0091040000
----------------------------------------------------------------------------------------------------
Welyen Garden City, P.O. Box 151                 Dr. Magid Hafes, President
Hertfordshire AL8 6HG, United Kingdom            Eddy Velthuis, Technical Support Manager
Phone: 44-1707-256585                            John H. Back, Customer Support Manager
Fax:   44-1707-256796                            Richard J. Walker, Sales Manager
Note:  Advanced Diagnostic Systems (ADS)
       is a division of First Monitor.           Middle Eastern countries except for Israel & Turkey
====================================================================================================
GRUPO GRIFOLS ARGENTINA                                                       Customer #: 0090440001
----------------------------------------------------------------------------------------------------
Ruta 202 n* 3462                                 Mr. Alberto Grifols
Don Torcuato 1611
Buenos Aires, Argentina
Phone: 54-1-7482798
Fax:   51-1-7415535
====================================================================================================
GRUPO GRIFOLS CHILE                                                           Customer #: 0090440002
----------------------------------------------------------------------------------------------------
C/Zanartu, 2245                                  Mrs. Cecilia Lazcano
Comuna de Nunoa
Santiago de Chile
Phone: 56-2-2396241
       56-2-2396476
       56-2-2394659
Fax:   56-2-2394554
====================================================================================================
IMMUNO DIAGNOSTIC OY                                                          Customer #: 0090340000
----------------------------------------------------------------------------------------------------
Turuntie 8 L 1                                   Pentti Lehtonen, President
Box 342                                          Tuula Palmen
SF-13131 Hameenlinne
Finland
Phone: 358-17-6822758
Fax:   358-17-6822039
====================================================================================================
INNOVATIVE BIOTECH PTE LTD.                                                   Customer #: 0091030000
----------------------------------------------------------------------------------------------------
Billing Address:        Shipping Address:        Dr. Khong Peck Wah, President & Chief Executive
----------------        -----------------                Officer
77 Ayer Rajah Cresent   12 Science Park Drive    Omar Hashim, Sales Manager
#03-04 Ayer Rajan       #02-03 The Mendel
Industrial Estate       Singapore Science Park
Singapore 0513          Singapore 0511           Singapore, Malaysia & Brunei
Phone: 65-779-1919      Phone: 65-779-1919
Fax:   65-779-1112      Fax:   65-779-1112
====================================================================================================
INTERDIAGNOSTICS S.A.                                                         Customer #: 0090830000
----------------------------------------------------------------------------------------------------
Current
Distributor same
one BMX uses
====================================================================================================
XINGO DIAGNOSTIKA Aps                                                         Customer #: 0030212000
----------------------------------------------------------------------------------------------------
Raesvaenge 1                                   Kaj Kingo, President
DK-4720 Prcesto
Denmark
Phone: 45-55-993050                            Denmark, Iceland & Faroe Islands
Fax:   45-55-993048
====================================================================================================

GEN-PROBE                  INTERNATIONAL DISTRIBUTORS


------------------------------------------------------------------------------------------------------------------------------------
                         COMPANY                                                        CONTACT(S)/TERRITORY NOTES
------------------------------------------------------------------------------------------------------------------------------------
KJEMI-DIAGNOSTIKK AS                                                                                          CUSTOMER #: 0090770000
------------------------------------------------------------------------------------------------------------------------------------
Tegelverksveien 7                                                     Mr. Ivar Bodin, Marketing Manager
N-3010- Drammen                                                       Mrs. Marit Sorsveen, Product Manager
Norway
Phone: 47-32-848700
Fax:   47-32-848710
------------------------------------------------------------------------------------------------------------------------------------
LONG CHAIN INTERNATIONAL CORP.                                                                                CUSTOMER #: 0090920000
------------------------------------------------------------------------------------------------------------------------------------
3F, 64 T'A Cheng Street                                               Frank Huang, Managing Director
Taipei, Taiwan                                                        Mark Yeh, Marketing Manager
Republic of China                                                     David Sheu, Marketing Assistant
Phone: 886-2 552-2605
Fax: 886-2-552-5461
------------------------------------------------------------------------------------------------------------------------------------
MED BIO ENTERPRISES LTD.                                                                                      CUSTOMER #: 0090900000
------------------------------------------------------------------------------------------------------------------------------------
Postal Address:               Delivery Address:                       Warren Dellow, Managing Director
P.O. Box 11-016 Sockburn      46 Halwyn Drive
Christchurch,                 Hornby
New Zealand                   Christchurch
Phone: 64-3-3494950           New Zealand
Fax:   64-3-3494424
------------------------------------------------------------------------------------------------------------------------------------
MEDICAL SYSTEMS, S.P.A.                                                                                       CUSTOMER #: 0090540000
------------------------------------------------------------------------------------------------------------------------------------
Via Rio Torbido, 40                                                   Marco Pater, CEO, President
I-16165 Genova Struppa                                                Rinaldo Risso, Vice President/General Manager
Italy                                                                 Tiziana Chiesa, Product Manager
Phone: 39-10-83401                                                    Dot. Fabio Lorenzotti, Director, Biodivision
Fax:   39-10-802257-Scientific Dept.
       39-10-804363-Warehouse (internat'l shipments)
       39-10-808007-Marketing
       39-10-808045-Finance
------------------------------------------------------------------------------------------------------------------------------------
PHARMATRADE LTD.                                                                                              CUSTOMER #: 0091050000
------------------------------------------------------------------------------------------------------------------------------------
3 Bazel Street                                                        Isaac Eskenazi, Director
P.O. Box 3962                                                         Harel Toder, Sales Manager
Petach-Tikvah 49126                                                   Avi Lee, Product Manager
Israel
Phone: 972-3-9230048                                                  Israel, including West Bank, Gaza, and East Jerusalem
Fax:   972-3-9232549
------------------------------------------------------------------------------------------------------------------------------------
RIDGE DIAGNOSTICS                                                                                             CUSTOMER #: 0091170000
------------------------------------------------------------------------------------------------------------------------------------
P.O. BOX 383                                                          Bernard Vorster, Director
Fourways                                                              Christopher Helme, Director
2055 South Africa
Phone: 27-11-465-1430 or 27-11-465-1431                               South Africa, Lesotho, Swaziland, Botswana, Nambia,
Fax:   27-11-465-1454                                                 Zimbabwe and Mozambique
------------------------------------------------------------------------------------------------------------------------------------
WENLIN COMPANY                                                                                                CUSTOMER #: 0091080000
------------------------------------------------------------------------------------------------------------------------------------
Room 302-3 Lap Fai Building                                           Yvonne Chan, General Manager
6-8 Pottinger Street
Central District, Hong Kong
Phone: 852-2521-2439
Fax:   852-2526-7053
------------------------------------------------------------------------------------------------------------------------------------

Company Proprietary                Page 4 of 4                   April 29, 1996

                                   EXHIBIT C

                          Certain Terms and Conditions

     GEN-PROBE shall endeavor to acquire inventory and installed systems from the Existing Distributors in the applicable countries on the following basis:

     A. Inventories of Reagents - on the basis of final cost paid by the Existing Distributor for the reagents ("Landed Cost Basis"). GEN-PROBE shall seek to acquire such inventories subject to their conformity (after audit) with BIOMERIEUX quality standards and provided that they have a remaining shelf life of at least six months.

     B. Inventories of Systems and System Parts - on a Landed Cost Basis. GEN-PROBE shall seek to acquire such inventories that are in working order and at the time of purchase appear in GEN-PROBE's latest catalogue with respect to the territory involved (i.e., are marketable in the applicable territory).

     C. Installed Systems - on the basis set forth below for such systems installed during the specified period,

Period from Installation to Reacquisition       Reacquisition Price/Basis
-----------------------------------------       -------------------------
          less than 1 year                      [***] Landed Cost Basis*
          from 1 to 2 years                     [***] Landed Cost Basis*
          from 2 to 3 years                     [***] Landed Cost Basis*
          more than 3 years                     [***] Landed Cost Basis*



--------------
* But only if systems are still being used by the clients for whom they are installed, and are still generating sales by way of reagent supply.

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT D

                    Transfer Of French Assets and Operations
                    ----------------------------------------

I.   Transfer Of Certain Assets and Operations of Gen-Probe France, S.A.

     In connection with conclusion of the accompanying Distributorship Arrangements Agreement between Gen-Probe Incorporated ("GEN-PROBE") and bioMerieux S.A. ("BIOMERIEUX"), GEN-PROBE will cause its wholly owned French subsidiary, GEN-PROBE France, S.A. ("GP France"), to make the following assignments and transfers to BIOMERIEUX and BIOMERIEUX will accept the same.

     A.   Assignment of Agreements.

          1. All rights and obligations of GP France under the lease agreement dated May 12, 1993, as amended to date, between GP France and Vecteur Sud S.A. GP France will use reasonable efforts to obtain any necessary consent of lessor or any other third party to such assignment and, upon such assignment, GP France will surrender occupancy of the demised premises to BIOMERIEUX. Rentals and occupancy costs shall be allocated between GP France and BIOMERIEUX pro rata to the respective portions of such year when each is in occupancy of the premises. GEN-PROBE represents that rental payments under such lease are FF. 143,000 per year, with maintenance expense of FF. 19,100, and may be subject to normal commercial escalation.

          2. All rights and obligations of GP France under the distribution agreement dated June 6, 1994 between Euralam, S.A. and GP France (the "Euralam Agreement"). In connection with such assignment, GEN-PROBE undertakes to supply products to BIOMERIEUX or to Euralam for the account of BIOMERIEUX as provided in Article IV below.

          3. Such other contracts of GP France deemed necessary for its distribution of products of GEN-PROBE in France as the parties may agree.

     B.   Transfer of Employees.

          GEN-PROBE will cause GP France to use reasonable efforts to cause four employees selected by BIOMERIEUX to accept employment with BIOMERIEUX and BIOMERIEUX shall extend an offer of employment to them on terms and conditions substantially equivalent to those of their present employment. GEN-PROBE has caused the terms and conditions of their present employment to be disclosed to BIOMERIEUX by GP France and GEN-PROBE warrants the accuracy of such disclosure. GEN-PROBE shall use reasonable efforts to cause GP France to obtain any approvals and authorizations required in connection with such transfer.

     C.   Transfer of Inventory.

          GEN-PROBE shall cause GP France to permit BIOMERIEUX to inspect and audit its inventory and to transfer its inventory to BIOMERIEUX in accordance with the terms and conditions set forth in Exhibit C to the Distributorship Arrangements Agreement and on the basis therein provided, and BIOMERIEUX shall make payment accordingly. On termination of the Distributorship Arrangements Agreement, GEN-PROBE shall have the option to repurchase any inventory acquired by BIOMERIEUX from GP France in accordance with Section 4 of said agreement.


     D.   Payment for Goodwill.

          BIOMERIEUX shall pay to GP France, simultaneously with the transfers referred to above, the sum of [***] in respect of value of custom and good will in connection with the foregoing arrangements and transfers.

II.  GEN-PROBE Retention of Ownership of GP France.

     GEN-PROBE shall retain ownership of the shares of GP France. GP France shall remain responsible for all contracts, agreements, liabilities, obligations, debts and other encumbrances of GP France, of whatever nature, not specifically transferred or assigned to BIOMERIEUX as provided above (the "Retained Obligations") and GEN-PROBE shall indemnify and hold BIOMERIEUX harmless in respect of such Retained Obligations. If GEN-PROBE proceeds to cause the winding-up and dissolution of GP France, GEN-PROBE shall be responsible for all income tax obligations and other costs in connection therewith. Each Party shall be responsible for, and shall pay when due, all applicable sales, value added or similar taxes payable by it in connection with the transfers contemplated by this Exhibit D.

III. Non-Competition.

     Inasmuch as GEN-PROBE is appointing BIOMERIEUX as its exclusive distributor pursuant to the Distribution Agreement concluded between GEN-PROBE and BIOMERIEUX of even date herewith, GEN-PROBE shall not cause or permit any distribution of products, goods or services through GP France in such manner as to violate such agreement.

IV.  Supply of Products as Needed for Sale to Euralam.

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          GEN-PROBE shall supply to BIOMERIEUX its requirements of products for fulfillment of obligations to Euralam pursuant to the Euralam Agreement. Such supply shall be pursuant to the terms of Distribution Agreement except that (1) prices shall be $48 per kit (Acuprobe Listeria) and (2) BIOMERIEUX and GEN-PROBE shall accelerate orders and corresponding supply in such manner as may be necessary to permit BIOMERIEUX to make timely supply to Euralam.